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                                                                   EXHIBIT 10.21

                                 AMENDMENT NO. 5

                            DATED AS OF JULY 7, 2000

                                       TO

                           LOAN AND SECURITY AGREEMENT

                                   AS AMENDED

                            DATED AS OF JUNE 5, 1997

                                      AMONG

                ACCREDO HEALTH, INCORPORATED AND ITS SUBSIDIARIES

                                       AND

                             BANK OF AMERICA, N.A.,

                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       AND

                          BROWN BROTHERS HARRIMAN & CO.

                                       AND

                         BANK OF AMERICA, N.A., AS AGENT


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                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

1.       Definitions..............................................................................................1

2.       Amendments to Agreement..................................................................................1

3.       Representations and Warranties...........................................................................2
         3.1.     Incorporation...................................................................................2
         3.2.     Due Authorization, No Conflicts, Etc............................................................2
         3.3.     Due Execution, Etc..............................................................................3

4.       Conditions Precedent.....................................................................................3
         4.1.     Conditions Precedent to Effectiveness of Amendment No. 5........................................3

5.       Effectiveness of Amendment No. 5.........................................................................4

6.       Closing..................................................................................................4

7.       Governing Law, Etc.......................................................................................4

8.       Section Titles and Table of Contents.....................................................................4

9.       Waiver of Jury Trial.....................................................................................4

10.      Counterparts.............................................................................................5

11.      Agreement to Remain in Effect............................................................................5

12.      Subsequent Amendments....................................................................................5


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                  AMENDMENT NO. 5 dated as of July 7, 2000 under and to that certain Loan and Security Agreement dated as of June 5, 1997 as amended by Amendment No. 1 dated August 28, 1998, as further amended by Amendment No. 2 dated March 1, 1999, as further amended by Amendment No. 3 dated as of October 14, 1999 and as further amended by Amendment No. 4 dated December 3, 1999 (collectively, the "Agreement"), among Accredo Health, Incorporated (formerly Nova Holdings, Inc.), a Delaware corporation (the "Borrower"); the Guarantors, jointly and severally; each of the undersigned Banks (in such capacity, the "Banks"), and Bank of America, N.A. (successor to NationsBank, N.A.), as Agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Guarantors (other than Childrens Hemophilia Services), the Banks and the Agent are parties to the Agreement; and

                  WHEREAS, Hemophilia Health Services, Inc. has acquired from Childrens Home Care an additional thirty percent (30%) interest as a general partner in Childrens Hemophilia Services, a California general partnership, bringing the total interest owned by Hemophilia Health Services, Inc. in Childrens Hemophilia Services to eighty percent (80%); and

                  WHEREAS, the acquisition of the additional general partnership interest in Childrens Hemophilia Services requires the consent of the Banks, which the Banks have granted subject to the conditions and provisions of this Amendment No. 5 being satisfied as hereinafter set forth;

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINITIONS. All capitalized terms used in this Amendment No. 5 which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

                  2. AMENDMENTS TO AGREEMENT.

                           2.1. Section I of the Agreement, DEFINITIONS, is
hereby amended by adding thereto the following new definitions as follows:

                           "AMENDMENT NO. 5 EFFECTIVE DATE" has the meaning
                  specified in Section 5 of this Amendment No. 5.

In addition to the foregoing new definitions, the following definition are hereby amended:

                  "GUARANTOR" is hereby amended to replace the period after subparagraph (D) with a comma, and to add a subparagraph (F) as follows:

                           "(F) Childrens Hemophilia Services, a California general partnership.

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                  "STOCK PLEDGE AGREEMENTS" is hereby amended to delete
everything after the word "and" and to replace it with the following: "pledge agreements executed from time to time by the Borrower and/or Subsidiaries of the Borrower in favor of the Agent for the benefit of the Banks pledging stock, partnership interest, limited liability company interests or other ownership interests".

                           2.2. Childrens Hemophilia Services, a California
general partnership, hereby agrees to become a party to the Agreement as a Guarantor thereunder, and hereby grants and confirms the grant of the security interest contained therein.

                           2.3. Notwithstanding anything in the Agreement to the
contrary, including without limitation in Section VIII entitled "DEFAULT", it shall not an Event of Default under the Agreement if a Non-Corporate Subsidiary is dissolved or terminated.

                  3. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment No. 5, Borrower and Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

                           3.1. INCORPORATION. Accredo Health, Incorporated is a
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to transact business in the State of Tennessee; Nova Factor, Inc., Southern Health Systems, Inc., Hemophilia Health Services, Inc. (successor to Horizon Health Systems, Inc.) and AHI Pharmacies, Inc. are corporations duly organized, validly existing and in good standing under the laws of the State of Tennessee; Sunrise Health Management, Inc., is a corporation duly organized and validly existing and in good standing under the laws of the State of Georgia; Childrens Hemophilia Services is a general partnership duly formed and validly existing under the laws of the State of California; each of the foregoing entities has the lawful power to own its properties and to engage in the business it now conducts, and each corporation is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it is both material and makes qualification necessary; Accredo Health, Incorporated has its chief executive office and principal place of business in Memphis, Tennessee, and each of the other entities has its chief executive office and principal place of business located in either Nashville, Tennessee or Memphis, Tennessee, except for Sunrise Health Management, Inc., which has its principal office in Norcross, Georgia, and Childrens Hemophilia Services which has its principal office in Los Angeles, California.

                           3.2. DUE AUTHORIZATION, NO CONFLICTS, ETC. The
execution, delivery and performance by the Borrower and Guarantors of this Amendment No. 5 and any and all other agreements, instruments and documents to be executed and/or delivered by the Borrower or any Guarantor pursuant hereto or in connection herewith, and the consummation by Borrower and Guarantors of the transactions contemplated hereby or thereby: (a) are within the corporate and/or partnership powers of each; (b) have been duly authorized by all necessary corporate and/or partnership action, including without limitation, the consent of stockholders/partners where required; (c) do not and will not (i) contravene the respective certificate of incorporation or by-laws or other comparable



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governing documents of Borrower or any Guarantor, (ii) violate any Laws, or any order or decree of any court or governmental authority, or (iii) conflict with or result in the breach of, or constitute a default under, or result in the termination of, any material contractual obligation of Borrower or any Guarantor, and (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person other than those which have been obtained and copies of which have been delivered to the Agent pursuant to Subsection 4.1(a)(ii) hereof, each of which is in full force and effect.

                           3.3. DUE EXECUTION, ETC. This Amendment No. 5 and
each of the other agreements, instruments and documents to be executed and/or delivered by Borrower or any Guarantor pursuant hereto or in connection herewith
(a) has been duly executed and delivered, and (b) constitutes the legal, valid and binding obligation of each, enforceable against it in accordance with its terms, subject however to state and federal bankruptcy, insolvency, reorganization and other laws and general principles of equity affecting enforcement of the rights of creditors generally.

                  4. CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 5 is subject to the fulfillment of the following conditions precedent on or prior to the Amendment No. 4 Effective Date (as hereinafter defined in Section 5 hereof):

                           4.1. CONDITIONS PRECEDENT TO EFFECTIVENESS OF
AMENDMENT NO. 5. The Agent shall have received, on or prior to the Amendment No. 5 Effective Date, the following, each dated on or prior to the Amendment No. 5 Effective Date unless otherwise indicated, in form and substance satisfactory to the Agent and in sufficient copies for each Bank:

                              (a) Certified copies of (i) the resolutions of the
Board of Directors and/or Partners of Borrower and each Guarantor approving this Amendment No. 5 and each other agreement, instrument or document to be executed by them pursuant hereto or as contemplated hereby, and (ii) all documents evidencing other necessary corporate or partnership action and required governmental and third party approvals, licenses and consents with respect to this Amendment No. 5 and the transactions contemplated hereby.

                              (b) A certificate of the Secretary or an Assistant
Secretary of Borrower and each Guarantor certifying the names and true signatures of the officers of Borrower and each corporate Guarantor who have been authorized to execute on behalf of Borrower and such corporate Guarantor this Amendment No. 5 and any other agreement, instrument or document executed or to be executed by Borrower and any Guarantor in connection herewith.

                              (c) A certificate dated the Amendment No. 5
Effective Date signed by the President or any Vice-President of Borrower, to the following effect:

                                    (i) The representations and warranties of
                  the Borrower contained in Sections 3.1, 3.2 and 3.3 of this Amendment No. 5 are true and correct on and as of such date as though made on and as of such date;

                                    (ii) No Default or Event of Default has
                  occurred and is continuing, and no Default or Event of Default would result from the execution and delivery of this Amendment No. 5 or the other agreements, instruments and documents contemplated hereby; and


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                                    (iii) The Borrower has paid or agreed to pay
                  all amounts payable by it pursuant to the Agreement as amended hereby (including, without limitation, all legal fees and expenses of Banks' counsel incurred in connection herewith) to the extent then due and payable.

                              (d) Original Guaranty and Suretyship Agreements
duly executed by Childrens Hemophilia Services in the form attached hereto as EXHIBIT F-1.

                              (e) Such UCC financing statements and amendments
thereto (including to pay additional Tennessee Privilege Taxes) as may be required by the Banks.

                              (f) Pledge Agreement duly executed by Hemophilia
Health Services, Inc. in the form attached hereto as EXHIBIT E-1.

                  5. EFFECTIVENESS OF AMENDMENT NO. 5. This Amendment No. 5 and the Exhibits attached hereto shall become effective at such time as (a) each of the conditions precedent set forth in Section 4.1 hereof shall have been satisfied, and (b) counterparts of this Amendment No. 5, executed and delivered by the Borrower, the Guarantors, the Banks and the Agent shall have been received by the Agent (or, alternatively, confirmation of the execution hereof by such parties shall have been received by the Agent). The date upon which the conditions described in clauses (a) and (b) of the foregoing sentence shall have been fulfilled is referred to herein as the "Amendment No. 5 Effective Date".

                  6. CLOSING. The Closing under this Amendment No. 5 shall occur on the Amendment Effective Date at the offices of Boult, Cummings, Conners & Berry, PLC, 414 Union Street, Nashville, Tennessee 37219, or such other location as the parties may agree.

                  7. GOVERNING LAW, ETC. This Amendment No. 5 shall be governed by, and construed in accordance with, the laws of the State of Tennessee as provided in Section 10.9 of the Agreement, which Section is incorporated herein by reference and made a part hereof as though set forth in full herein.

                  8. SECTION TITLES AND TABLE OF CONTENTS. The Section Titles and Table of Contents contained in this Amendment No. 5 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

                  9. WAIVER OF JURY TRIAL. EACH PARTY HERETO, INCLUDING THE BORROWER, EACH SUBSIDIARY, THE BANKS, AND THE AGENT, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAWS) ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER, RELATING TO, OR CONNECTED WITH THIS AGREEMENT, THE COLLATERAL OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT CONTEMPLATED HEREBY OR DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANKS' AND THE AGENT ENTERING INTO THIS AGREEMENT.



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                  10. COUNTERPARTS. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  11. AGREEMENT TO REMAIN IN EFFECT. Except as expressly provided herein, the Agreement and each other Collateral Document shall be and shall continue in full force and effect in accordance with its respective terms.

                  12. SUBSEQUENT AMENDMENTS. Childrens Hemophilia Services ("CHS") hereby agrees that the Agreement may be amended and/or restated in the future without the necessity of CHS being a party thereto and that any such amendments and/or restatements shall be binding on CHS as fully as if it had signed.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AGENT                                                BORROWER

BANK OF AMERICA, N.A.,                      ACCREDO HEALTH, INCORPORATED
as Agent

BY: /s/ Elizabeth L. Knox                   BY: /s/ Joel R. Kimbrough
   -----------------------------                -----------------------------
TITLE: Sr. V.P.                             TITLE: CFO
   -----------------------------                -----------------------------


BANKS                                       GUARANTORS AND SUBSIDIARIES
BANK OF AMERICA, N.A.                       SOUTHERN HEALTH SYSTEMS, INC.

BY: /s/ Elizabeth L. Knox                   BY: /s/ Joel R. Kimbrough
   -----------------------------                -----------------------------
TITLE: Sr. V.P.                                 TITLE: CFO
   -----------------------------                -----------------------------




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FIRST TENNESSEE BANK NATIONAL               NOVA FACTOR, INC.
ASSOCIATION

BY: /s/ Bob Nieman                          BY: /s/ Joel R. Kimbrough
   -----------------------------                -----------------------------
TITLE: V.P.                                 TITLE: CFO
   -----------------------------                -----------------------------


BROWN BROTHERS HARRIMAN & CO.               HEMOPHILIA HEALTH SERVICES, INC.
                                            (successor to Horizon Health
                                            Systems, Inc.)

BY:  /s/ Louise A. Coughlan                 BY: /s/ Joel R. Kimbrough
   -----------------------------                -----------------------------
TITLE: Sr. V.P.                             TITLE: CFO
   -----------------------------                -----------------------------


                                            AHI PHARMACIES, INC.

                                            BY: /s/ Joel R. Kimbrough
                                                -----------------------------
                                            TITLE: CFO
                                                -----------------------------


                                            SUNRISE HEALTH MANAGEMENT, INC.

                                            BY: /s/ Joel R. Kimbrough
                                                -----------------------------
                                            TITLE: CFO
                                                -----------------------------


                                            CHILDRENS HEMOPHILIA SERVICES

                                            BY: Hemophilia Health Services,
                                                Inc., general

                                            BY: /s/ Joel R. Kimbrough
                                                -----------------------------
                                            TITLE: CFO
                                                -----------------------------



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